SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 2004


                 Trust Certificates (TRUCs), Series 2001-3 Trust
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                 33-58504-03                   13-7295203
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(State or other jurisdiction      (Commission               (I.R.S. employee
     of incorporation)            file number)              identification no.)

        c/o U.S. Bank Trust National Association
        100 Wall Street, Suite 1600
        New York, New York                                       10005
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(Address of principal executive offices)                        (Zip code)



Registrant's telephone number, including area code: (212)-272-9422
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                                    N/A
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       (Former name or former address, if changed since last report)




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Item 5. Other Events.

On June 1, 2004 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits.

               99.1 Trustee's Report in respect of the June 1, 2004 Distribution Date



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Trust Certificates (TRUCs), Series 2001-3 Trust
                            By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-3 Trust


                            By:  /s/ Stacey A. Pagliaro
                                 ----------------------

                            Name:
                            Title:   Assistant Vice President


Dated: June 2, 2004



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                                  EXHIBIT INDEX

Exhibit                                                                   Page
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99.1        Trustee's Report in respect of the June 1, 2004                 5
            Distribution Date


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